LEGG MASON PARTNERS VARIABLE PORTFOLIOS III, INC.

ON BEHALF OF

LEGG MASON PARTNERS VARIABLE MID CAP CORE PORTFOLIO

SUPPLEMENT DATED JUNE 30, 2006

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED FEBRUARY 28, 2006

The following information amends and supercedes, as applicable, the disclosure in the Prospectus and Statement of Additional Information of Legg Mason Partners Variable Mid Cap Core Portfolio (the “Fund”), a series of Legg Mason Partners Variable Portfolios III, Inc.

Effective June 30, 2006, the team responsible for the day-to-day portfolio management of the fund is composed of Brian M. Angerame and Derek Deutsch, who are investment officers of Smith Barney Fund Management LLC (the “manager”). Messrs. Angerame and Deutsch have been members of the team that had been responsible for the fund since May 12, 2005.

Brian M. Angerame is a Director and Portfolio Manager of the manager with day-to-day responsibility for managing the Fund, including initiating buy/sell orders and coordinating with research personnel. He joined the manager in 2000.

Derek J. Deutsch, CFA, is a Director and Portfolio Manager of the manager with day-to-day responsibility for managing the Fund, including initiating buy/sell orders and coordinating with research personnel. He joined the manager in 1999.

FD#